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                                                                      EXHIBIT 23


                      CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in the Registration Statements on Form S-3 (No. 333-76181) and Form S-8 (No. 333-53185) of Apex Silver Mines Limited of our report dated March 3, 2000 relating to the financial statements, which appears in this Form 10-K.


PricewaterhouseCooopers LLP
Denver, Colorado
March 13, 2000